UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2009 tw telecom inc.

(Exact name of Registrant as Specified in Charter)

Delaware 0-30218 84-1500624

(State or Other Jurisdiction (Commission File Number) (IRS Employer

of Incorporation) Identification Number)

10475 Park Meadows Drive Littleton, Colorado 80124

(Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code: (303) 566-1000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) On June 4, 2009, the Company's stockholders approved the Company's Amended and Restated 2000 Employee Stock Plan to authorize an additional 14.5 million shares of common stock that may be issued under awards granted under that plan and certain other modifications, including:

Prohibition of re-pricing of options without stockholder approval;

Specifying that time-based restricted stock and restricted stock units ("RSUs"), other than those granted to independent directors, may not vest in full within less than three years from the grant date and that performance-based restricted stock and RSUs may not vest within less than a year from the grant date;

Limiting the number of shares available for restricted stock and RSU awards that do not comply with the above vesting requirements to 10% of the newly authorized shares under the Plan;

Providing for the possibility of dividend equivalent rights for holders of RSUs;

Providing for the possibility of net exercises of options; and

Adding additional performance criteria for performance-based awards intended to comply with Section 162(m) of the Internal Revenue Code.

To the extent required by Item 5.02 of Form 8-K, the disclosures regarding the Amended and Restated 2000 Employee Stock Plan contained in "Proposal 3" in the tw telecom 2009 Proxy Statement and the copy of the Plan attached as Annex A to the 2009 Proxy Statement are incorporated by reference into this Current Report pursuant to General Instruction B.3 of Form 8-K.

 Item 7.01 Regulation FD Disclosure.

 The preliminary results of the Company's 2009 Annual Meeting of Stockholders are as follows:

  Stockholders elected six directors, Larissa Herda, Gregory Attorri, Spencer Hays, Kevin Mooney, Kirby Pickle, and Roscoe Young, II, to serve until the 2010 annual meeting.
  Stockholders ratified the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for 2009.
  Stockholders approved the Amended and Restated Employee Stock Plan as described in Item 5.02 above.
  Stockholders approved the Company's rights plan adopted by the Board of Directors on January 20, 2009.
  A stockholder proposal regarding an advisory vote on executive compensation was rejected.

The Company will report the final results of the meeting in its Form 10-Q for the quarter ended June 30, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

tw telecom inc.

By: /s/ Tina Davis

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Name: Tina Davis

Title: Senior Vice President and

Deputy General Counsel

Dated: June 5, 2009